REVENUES	6 Months Ended
Jun. 30, 2015
Revenue Recognition Disclosure [Abstract]
Revenue Recognition Disclosure [Text Block]
2. REVENUES

2.1 Product sales and services

Revenue is generally recognized when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the seller’s price to the buyer is fixed or determinable, and collectability is reasonably assured. The Company records revenue from product sales when title and risk of ownership have been transferred to the customer, which is typically upon delivery to the customer, and when the selling price is determinable. As is customary in the pharmaceutical industry, the Company’s gross product sales are subject to a variety of deductions in arriving at reported net product sales. When the Company recognizes revenue from the sale of its products, an estimate of provision for sales returns and allowances is recorded which reduces product sales. These deductions include estimates for product returns, chargebacks, payment discounts and other sales allowances and rebates. The estimate for chargebacks is determined when product is shipped from the wholesalers to their customers. The return allowance, when estimable, is based on an analysis of the historical returns of the product or similar products.

For generic products and branded products sold in mature and stable markets where changes in selling price are rare, the Company recognizes revenues upon shipment. For branded products where market conditions remain volatile and selling price is subject to change the Company recognizes revenue based on net product sales of wholesalers to their customers. For new product launches the Company recognizes revenue once sufficient data is available to determine product acceptance in the marketplace such that product returns may be estimated based on historical data and there is evidence of reorders and consideration is made of wholesaler inventory levels. Net product sales of wholesalers to their customers are determined using sales data from an independent wholesaler inventory tracking service. Net sales of wholesalers to their customers are calculated by deducting estimates for returns for wholesaler customers, chargebacks, payment discounts and other sales or discounts offered from the applicable gross sales value. Estimates for product returns are adjusted periodically based upon historical rates of returns, inventory levels in the distribution channel and other related factors.

The Company recognized net product sales of $82.5 million for the first six-month of 2015 compared to $6.4 million for the six-month period ended June 30, 2014. Branded product sales are generated on sales from wholesalers to hospitals of Bloxiverz® and Vazculep®. Net product sales of wholesalers to their customers (hospitals) are determined using sales data from an independent wholesaler inventory tracking service and are calculated by deducting from the applicable gross sales value estimates for returns for wholesalers’ customers, chargebacks, early payment discounts and other sales or discounts offered.